Exhibit 10.9

FORM OF

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (“Agreement”) is made as of [                ] (the “Effective Date”), by and between REV Renewables, Inc., a Delaware corporation (the “Company”), and Grid Solutions II LLC, a Delaware limited liability company (the “Investor”).

WHEREAS, the Investor desires to purchase from the Company, and the Company desires to sell and issue to the Investor $100.0 million of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) in a private placement that shall take place concurrently with the closing of the Company’s initial public offering of Common Stock (the “IPO”) on the terms and subject to the conditions set forth in this Agreement (the “Financing”);

WHEREAS, the Closing (as defined below) of the Financing shall take place concurrently with the closing of the IPO and at the price per share equal to the initial public offering price per share that the Common Stock is sold to the public in the IPO (before any underwriting discounts or commissions) (the “IPO Price”), as set forth on the cover of the final prospectus filed with the Securities and Exchange Commission (the “SEC”)

WHEREAS, the Investor may be entitled to purchase from the Company certain additional Common Stock after the Closing pursuant to the terms of this Agreement; and

WHEREAS, in order to effect the IPO, the Company shall enter into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF STOCK.

1.1    Defined Terms. Capitalized terms used in this Agreement that are not otherwise defined in the body of this Agreement have the respective meanings ascribed to such terms as set forth below:

“Control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise. The terms “Controlled”, “Controlling” and other terms of similar import shall have correlative meanings.

“Governmental Entity” means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government or any agency or department or subdivision of any governmental authority, including the United States federal government, the government of any other nation or any state or local government.

“Liability” or “Liabilities” means any and all debts, liabilities and obligations of any nature whatsoever, whether accrued or fixed, absolute or contingent, mature or unmatured, known or unknown or determined or indeterminable.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a Governmental Entity.

1.2    Sale and Issuance of Stock. At the Closing (as defined below), the Company agrees to issue and sell to the Investor, and the Investor agrees to purchase from the Company $100.0 million of Common Stock (such amount, the “Investment Amount”) at the IPO Price pursuant to a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The number of shares of Common Stock to be sold by the Company and purchased by the Investor at Closing (the “Shares”) shall equal the number of shares determined by dividing the Investment Amount by the IPO Price (rounded down to the nearest whole share). The total purchase price to be paid by the Investor for the Shares is equal to (a) the number of Shares multiplied by (b) the IPO Price (the “Purchase Price”).

1.3    Right to Purchase Additional Shares. If the quotient of:

(a)     the number of shares of Common Stock to be received by the Investor pursuant to the merger agreement, dated as of [                ], among REV Renewables, LLC (“REV LLC”), Rev Merger Sub, LLC and the Company (the form of which is attached hereto as Exhibit A) (the “Rev LLC Merger Agreement” and the transactions contemplated thereby, the “Rev LLC Merger”) plus the number of shares of Common Stock to be purchased under this Agreement (including the Shares and the Additional Shares (as defined below)), divided by

(b)    the total number of shares of Common Stock outstanding on a fully diluted basis immediately after consummation of the IPO, is less than the quotient of:

(i)    $300,000,000, divided by

(ii)    the lesser of $2,800,000,000 and the value of the shares of Common Stock to be received by the owners of REV LLC other than the Investor pursuant to the Rev LLC Merger Agreement, assuming a per share value of 90% of the IPO Price plus $300,000,000, then the Investor shall have the right, by notice (“Additional Share Notice”) to the Company not later than 5:00 pm Eastern on the second business day after the date of the Closing (or, with respect to any right to purchase additional shares of Common Stock triggered by closing of the option of the underwriters of the IPO to purchase additional shares of Common Stock (the “Green Shoe”), after the date the Company provides notice to the Investor that the underwriters have exercised such option), to purchase a number of additional shares of Common Stock from the Company as determined by the Investor up to such number that such quotients are equal (the “Additional Shares”). If the Investor elects to purchase the Additional Shares, the Company agrees to issue and sell to the Investor the Additional Shares, and the Investor agrees to purchase the Additional

Shares at an Additional Closing (as defined below), at the IPO Price pursuant to a private placement exempt from registration under the Securities Act. The total purchase price to be paid by the Investor for Additional Shares is equal to (a) the number of Additional Shares multiplied by (b) the IPO Price (the “Additional Purchase Price”). For the avoidance of doubt, any exercise of the Green Shoe shall be treated as an additional consummation of the IPO, but the Investor will only have the option to purchase Additional Shares to the extent resulting from such exercise.

1.4    Payment of Purchase Price. Payment of the Purchase Price and (if applicable) the Additional Purchase Price shall be made at the Closing (as defined below) and (if applicable) any Additional Closing by wire transfer of immediately available funds to the account specified in writing by the Company to the Investor, subject to the satisfaction of the conditions set forth in this Agreement. Payment of the Purchase Price for the Shares and (if applicable) the Additional Purchase Price for the Additional Shares shall be made against delivery to the Investor, which Shares and (if applicable) the Additional Shares shall be uncertificated and shall be registered in the name of the Investor on the books of the Company by the Company’s transfer agent.

1.5    Closing. The closing of the sale and purchase of the Shares (the “Closing”) will take place concurrently with the closing of the IPO and will be effected remotely via the exchange of documents and signatures after the satisfaction or waiver of each of the conditions applicable to the Closing set forth in Article IV and Article V (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions).

1.6    Additional Closing. The closing of the sale and purchase of Additional Shares (an “Additional Closing”) will take place no later than two (2) business days following the applicable Additional Share Notice and will be effected remotely via the exchange of documents and signatures after the satisfaction or waiver of each of the conditions applicable to the Additional Closing set forth in Article IV and Article V (other than those conditions that by their nature are to be satisfied at the Additional Closing, but subject to the fulfillment or waiver of those conditions); provided, however, that the Additional Closing shall not take place earlier than the expiration of the Underwriters’ option to purchase additional shares of Common Stock pursuant to the terms of the Underwriting Agreement, or the full exercise thereof.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the Investor that the following representations are true and correct as of the date hereof, as of the Closing and (if applicable) as of each Additional Closing (except to the extent any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).

2.1    Organization, Valid Existence and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted. The Company is duly qualified to transact business as a foreign corporation in each jurisdiction in which it conducts its business, except where failure to be so qualified could not reasonably be expected to result, either individually or in the aggregate, in a material adverse effect on the Company’s financial condition, business or operations.

2.2    Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale and delivery of the Shares and the Additional Shares, has been taken or will be taken prior to the Closing, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.3    Valid Issuance of Shares. The Shares and (if applicable) the Additional Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be transferred to the Investor free of liens, encumbrances and restrictions on transfer other than (a) restrictions on transfer under this Agreement and under applicable state and federal securities laws, (b) restrictions on transfer under the lock-up agreement entered into by the Investor for the benefit of the Underwriters in the IPO and (c) any liens, encumbrances or restrictions on transfer that are created or imposed by the Investor. Subject in part to the truth and accuracy of the Investor’s representations set forth in Article III of this Agreement, the offer, sale and issuance of the Shares and (if applicable) the Additional Shares as contemplated by this Agreement are exempt from the registration requirements of applicable state and federal securities laws.

2.4    Non-Contravention. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the sale and issuance of Shares and (if applicable) the Additional Shares contemplated by this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (the “Transactions”) will not result in any such violation or constitute, with or without the passage of time and giving of notice, either (a) a default in any material respect of any such instrument, judgment, order, writ or decree, or (b) an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, in each case, which could reasonably be expected to result, either individually or in the aggregate, in a material adverse effect on the Company’s financial condition, business or operations.

2.5    Capitalization. As of the Closing, the Company will have the authorized capitalization set forth in the Registration Statement (as defined below) and the outstanding shares of capital stock of the Company will be as set forth in the Registration Statement under the caption “Capitalization”, subject to adjustment for any change in the number of shares issued in the IPO or any Additional Shares issued hereunder.

2.7    Absence of Certain Changes. Since the dates of its and its Predecessors’ (as defined in the Registration Statement) most recent audited financial statements contained in the Registration Statement, except as identified and described in the Registration Statement, no material adverse effect on the Company or its Predecessors has occurred and is continuing.

2.9    No Registration. Assuming the accuracy of the Investor’s representations and warranties in Article III, no registration under the Securities Act is required for the issuance of the Shares and (if applicable) the Additional Shares.

2.11    Investment Company. The Company is not required to be registered as, and immediately following the Closing and (if applicable) each Additional Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

The Investor hereby represents and warrants to the Company that the following representations are true and correct as of the date hereof, as of the Closing and (if applicable) as of each Additional Closing (except to the extent any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).

3.1    Authorization. The Investor has all requisite power and authority to enter into this Agreement and this Agreement constitutes its valid and legally binding obligations, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.2    Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon the Investor’s representations to the Company, which by the Investor’s execution of this Agreement the Investor hereby confirms, that the Shares and (if applicable) the Additional Shares acquired by the Investor hereunder will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, except as permitted by applicable federal or state securities laws. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation rights to such person or to any third person, with respect to any of the Shares and (if applicable) the Additional Shares.

3.3    No Solicitation. Neither the Investor nor any of its officers, directors, employees, agents, stockholders, partners or affiliates has been directly or indirectly solicited through any public advertising or general solicitation (including by means of the Registration Statement (as defined below) or prospectus contained therein) and did not learn of and become interested in the Transactions by means of the Registration Statement or prospectus contained therein. The Investor hereby further confirms that it or an affiliate of the Investor had a substantive pre-existing relationship with the Company prior to the commencement of any discussion in connection with the Transactions. Neither the Investor, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares or the Additional Shares.

3.4    Access to Information. The Investor has received or has had access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares and the Additional Shares to be purchased by the Investor under this Agreement. The Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the Additional Shares.

3.5    Investment Experience. The Investor understands that the purchase of the Shares and (if applicable) the Additional Shares involves substantial risk. The Investor has experience as an investor in securities of companies in the development stage and acknowledges that the Investor is able to fend for itself, can bear the economic risk of the Investor’s investment in the Shares and (if applicable) the Additional Shares, including a complete loss of the investment, and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of this investment in the Shares and the Additional Shares and protecting its own interests in connection with this investment. The Investor represents that the office in which its investment decision was made is located at the address set forth in Section 6.8.

3.6    Accredited Investor. The Investor understands the term “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and is an “accredited investor” for the purposes of acquiring the Shares and (if applicable) the Additional Shares to be purchased by the Investor under this Agreement.

3.7    Restricted Securities. The Investor understands that the Shares and (if applicable) the Additional Shares are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor represents that the Investor is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Investor understands that the Company is under no obligation to register any of the securities sold hereunder.

3.8    Legends. The Investor understands that the book-entry account evidencing the Shares and (if applicable) the Additional Shares may bear one or all of the following legends (or substantially similar legends):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR

EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A LOCK-UP AGREEMENT EXECUTED BY THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED FOR A PERIOD OF TIME AFTER THE DATE OF THE UNDERWRITING AGREEMENT EXECUTED IN CONNECTION WITH THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

3.9    No Brokers. There are no claims or obligations for brokerage commissions, finders’ fees or similar compensation in connection with the Transactions based on any agreement made by or on behalf of Investor or any of its affiliates for which the Company or any of its subsidiaries or affiliates shall be liable.

ARTICLE IV

CONDITIONS TO THE INVESTOR’S OBLIGATIONS AT CLOSING OR ADDITIONAL CLOSING.

The obligations of the Investor to consummate the Closing or any Additional Closing (as applicable) are subject to the fulfillment or waiver, on or by the Closing or the Additional Closing (as applicable), of each of the following conditions, which waiver may be given by written communication to the Company:

4.1    Representations and Warranties. Each of the representations and warranties of the Company contained in Article II (a) that are not qualified as to materiality or material adverse effect shall be true and accurate in all material respects on and as of the Closing or the Additional Closing (as applicable) with the same force and effect as if they had been made at the Closing or the Additional Closing (as applicable), except for those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such particular date), and (b) that are qualified as to materiality or material adverse effect shall be true and accurate in all respects on and as of the Closing or the Additional Closing (as applicable) with the same force and effect as if they had been made at the Closing or the Additional Closing (as applicable), except for those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such particular date).

4.2    Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing or the Additional Closing (as applicable) and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

4.3    IPO. The Registration Statement on Form S-1 (File Number: 333-262167) initially confidentially submitted to the SEC on November 12, 2021 (as may be subsequently amended from time to time, the “Registration Statement”) shall have been declared effective by the SEC. No stop order or suspension of trading shall have been imposed by the SEC or any other governmental authority with respect to the public trading of the Common Stock. The Rev LLC Merger shall have been made effective pursuant to the Rev LLC Merger Agreement and the Certificate of Merger filed with the Secretary of State of the State of Delaware. The Underwriters shall have purchased, concurrently with the purchase of the Shares by the Investor hereunder, the Firm Shares (as defined in the Underwriting Agreement) at the IPO Price (less any underwriting discounts or commissions).

4.4    Registration Rights Agreement. The Registration Rights Agreement, in the form attached hereto as Exhibit B, shall have been executed and delivered by the Company.

4.6    Qualifications. All authorizations, approvals, waiting period expirations or terminations, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares or the Additional Shares (as applicable) pursuant to this Agreement shall be duly obtained and effective as of the Closing.

4.7    Absence of Injunctions and Decrees. During the period from the Effective Date to immediately prior to the Closing or the Additional Closing (as applicable), no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order enjoining or otherwise prohibiting or making illegal the consummation of the Transactions contemplated at the Closing or the Additional Closing (as applicable).

ARTICLE V

CONDITIONS TO THE COMPANY’S OBLIGATIONS AT CLOSING.

The obligations of the Company to the Investor to consummate the Closing or the Additional Closing (as applicable) are subject to the fulfillment, on or by the Closing or the Additional Closing (as applicable), of each of the following conditions, which waiver may be given by written communication to the Investor:

5.1    Representations and Warranties. The representations and warranties of the Investor contained in Article III shall be true and accurate in all material respects on and as of the Closing or the Additional Closing (as applicable) with the same force and effect as if they had been made at the Closing or the Additional Closing (as applicable).

5.2    Performance. The Investor shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Investor on or before the Closing or the Additional Closing (as applicable) and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

5.3    IPO. The Registration Statement shall have been declared effective by the SEC. The Rev LLC Merger shall have been made effective pursuant to the Rev LLC Merger Agreement and the Certificate of Merger filed with the Secretary of State of the State of Delaware. The Underwriters shall have purchased the Firm Shares at the IPO Price (less any underwriting discounts or commissions).

5.4    IPO Lockup. The Investor shall have signed a lockup agreement in the form previously agreed upon by the Investor and the Underwriters. The Shares and (if applicable) the Additional Shares shall be subject to the terms of the lockup agreement.

5.5    Absence of Injunctions and Decrees. During the period from the Effective Date to immediately prior to the Closing or the Additional Closing (as applicable), no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order enjoining or otherwise prohibiting or making illegal the consummation of the Transactions contemplated at the Closing or the Additional Closing (as applicable).

ARTICLE VI

MISCELLANEOUS.

6.1    Public Announcements. No press release or other public announcement, public statement, or public communication will be made or caused to be made concerning the specified terms of this Agreement or the Transactions, except for (a) the Company’s disclosure in the Registration Statement, (b) as may be required by law, or (c) as agreed by the parties.

6.2    Survival of Representations and Warranties. The representations and warranties of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and any Additional Closing (as applicable), and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

6.3    Governing Law and Enforcement. THIS AGREEMENT WILL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THAT COULD REQUIRE APPLICATION OF THE LAWS OF ANY OTHER STATE.

6.4    Specific Performance. Each party hereto acknowledges that the remedies at law for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party hereto, without posting any bond, and in addition to all other remedies that may be available, will be entitled to equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available. Each party hereto further (a) waives any defense that a remedy at law would be adequate in any action or legal proceeding for an injunction, specific performance and other equitable relief hereunder and (b) agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief, on the terms and subject to the conditions and limitations set forth herein, on the basis that the other party hereto has an adequate remedy at law or equity or an award of specific performance is not an appropriate remedy for any reason at law or in equity. Notwithstanding any provision in this Agreement to the contrary, if a party elects to terminate this Agreement pursuant to this Article VI, such terminating party shall not be entitled to seek or obtain specific performance or any other equitable relief under this Agreement (including pursuant to this Section 6.4) to cause the Closing or any Additional Closing (as applicable) to occur.

6.5    Delivery by Electronic Mail. This Agreement and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of scanned pages via electronic mail, will be treated in all manner and respect as an original contract and will be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto, the other party hereto will re-execute original forms thereof and deliver them to the other party hereto. No party hereto will raise the use of electronic mail to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of electronic mail as a defense to the formation of a contract and each such party forever waives any such defense. This Agreement is not binding unless and until signature pages are executed and delivered by each party hereto.

6.6    Counterparts. This Agreement may be executed in one or more counterparts via original or any electronic means (including .pdf format and DocuSign), each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

6.7    Captions; Interpretation. In this Agreement, (a) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined, (b) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement and (c) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation.” All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference. The captions contained in this Agreement are for convenience and reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or in the intent of any provisions contained herein.

6.8    Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by registered or certified mail, return receipt requested, (c) sent by electronic mail (with receipt thereof confirmed by electronic mail by the applicable recipient(s)), (d) received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), or (e) expressly acknowledged by the recipient, in each case to the appropriate addresses or email addresses set forth below (or to such other addresses or email addresses as a party hereto may designate by notice to the other party hereto).

If to the Company, to:

REV Renewables, Inc.

575 Fifth Avenue, Suite 2501

New York, New York 10017

E-mail: legalnotices@revrenewables.com

with copies (which will not constitute notice) to:

Vinson & Elkins L.L.P.

1001 Fannin St, Suite 2500

Houston, TX 77002

Attention: Ramey Layne, Jessica Lewis

Email: rlayne@velaw.com, jlewis@velaw.com

If to the Investor, to:

1980 Post Oak Blvd Suite 2000

Houston, TX 77056

Attention: [●]

Email: [●]

with copies (which will not constitute notice) to:

O’Melveny & Myers LLP

Foreign Legal Consultant Office

23F Meritz Tower, 382 Gangnam-daero

Gangnam-gu, Seoul 06232 Korea

Attention: Daniel S. Kim

Email: dkim@omm.com

6.9    Waiver of Trial by Jury. Each party hereto hereby waives, to the fullest extent permitted by any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation (“Law”), any right to trial by jury of any claim, demand, action, or cause of action (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the Transactions, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. Each party hereto hereby agrees and consents that any such claim, demand, action or cause of action will be decided by court trial without a jury, and that the parties hereto may file a copy of this Agreement with any court as written evidence of the consent of such parties to the waiver of their right to trial by jury.

6.10    Amendments. Any term of this Agreement may be amended only with the written consent of the Company and the Investor.

6.11    Waiver and Remedies Cumulative. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party hereto contained herein or in any document delivered by such other party pursuant hereto, or (c) waive compliance with any of the agreements of the other party hereto or conditions to such party’s obligations contained herein. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party hereto to be bound thereby. No failure or delay of any party hereto to exercise any right or remedy given such party under this Agreement or otherwise available to such party or to insist upon strict compliance by any other party hereto with its obligations hereunder, and no custom or practice of the parties hereto in variance with the terms hereof, will constitute a waiver of any right of a party hereto to demand exact compliance with the terms hereof, unless such waiver is set forth in writing and executed by such party. Notwithstanding anything in this Agreement to the contrary, no party shall be liable for special, punitive, exemplary, incidental, consequential or indirect damages, lost profits, lost opportunity or losses calculated by reference to any multiple of earnings before interest, tax, depreciation or amortization, whether based on contract, tort, strict liability, other Law or otherwise and whether or not arising from the other party’s sole, joint or concurrent negligence, strict liability or other fault for any matter relating to this Agreement or the Transactions. The rights and remedies of the parties hereto provided herein are cumulative and not exclusive, and the exercise by any party hereto of any right or remedy does not preclude the exercise of any other rights or remedies that may now or subsequently be available at Law or in any other agreement between the parties hereto, or otherwise.

6.12    Severability. If any provision of this Agreement, or the application of any provision hereof to any party hereto or circumstance, is held to be illegal, invalid or unenforceable, such provision or the application of such provision, as the case may be, will be fully severable, and the application of the remainder of such provision to such party or circumstance, the application of such provision to other party hereto or circumstances, and the remainder of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or application of such provision, as the case may be, or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision or application of such provision, there will be added automatically as a part of this Agreement a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

6.13    Entire Agreement and Modification. This Agreement and all other agreements referenced herein or entered into concurrently herewith supersede all prior communications, understandings, and agreements (written or oral) among the parties hereto with respect to its subject matter and constitute a complete and exclusive statement of the terms of the agreement among the parties hereto with respect to its subject matter. This Agreement may not be amended except in a writing executed by each of the parties hereto.

6.14    Assignment and No Third Party Rights. The rights and obligations of a party hereto under this Agreement may not be assigned without the prior written consent of the other party hereto. Subject to the foregoing, this Agreement will apply to, be binding in all respects upon and inure to the benefit of, the successors and permitted assigns of the parties hereto. Nothing expressed or referred to herein will be construed to give any Person other than the parties hereto and their successors and permitted assigns, any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. No director, officer, employee, incorporator, manager, member, partner, stockholder, shareholder, affiliate, parent of, or holder of any equity interest in, any tier, agent, attorney or representative of either party (each, a “Non-Party Affiliate”) shall have any Liability (whether in contract or in tort, in Law or in equity, or based upon any theory that seeks to impose Liability of an entity party against its owners or affiliates, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) to the other party, its affiliates or its

Representatives for any obligations or liabilities arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of (i) this Agreement, (ii) the negotiation or execution of or performance of any obligation under this Agreement, or (iii) any breach or violation of this Agreement; and, each party hereby waives and releases all such liabilities, claims and obligations against any such Non-Party Affiliates. Non-Party Affiliates are expressly intended as third-party beneficiaries of this Section 6.14. The provisions of this Section 6.14 shall survive the consummation of the Transactions.

6.15    Transaction Expenses. Each party hereto will bear its own costs incurred in connection with the negotiation, drafting, and execution of this Agreement and the consummation of the Transactions, including the fees and expenses of such party’s legal counsel and other consultants and advisors.

6.16    Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement. Each party hereto will, at its own cost and expense, at any time and from time to time, upon reasonable request, use its commercially reasonable efforts to (a) do, execute, acknowledge, and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, transfers, assignments and documents as may be required to consummate the Transactions contemplated hereby and (b) take such other actions as may be reasonably required in order to carry out the intent of the this Agreement; provided that in no event will any party hereto be required to take any action which, in the opinion of its counsel, is unlawful or would or could constitute a violation of any Law or require any additional approval of any Governmental Entity.

6.17    Termination. This Agreement shall automatically terminate upon the earliest to occur, if any, of: (a) either the Company, on the one hand, or the Underwriters, on the other hand, advising the other in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the IPO, (b) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to the sale of any of the Common Stock to the Underwriters in the IPO, (c) the Registration Statement is withdrawn, or (d) the written consent of each of the Company and the Investor.

[Signature page follows.]

The parties hereto have executed this Agreement of the date first written above.

COMPANY:

REV Renewables, Inc.

By:
Name:
Title:

INVESTOR:

Grid Solutions II LLC

By:
Name:
Title:

Signature Page to Common Stock Purchase Agreement